UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 18, 2001

REDBACK NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25853 (Commission file number)	77-0438443 (I.R.S. Employer Identification Number)

1195 Borregas Avenue Sunnyvale, CA (Address of principal executive offices)	94089 (Zip Code)

(408) 571-5000
(Registrant’s telephone number, including area code)

Item 5.   Other Events

             On January 17, 2001, Redback Networks Inc., a Delaware corporation (“Redback”), announced its financial results for the three month and twelve month periods ended December 31, 2000. A copy of Redback’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

             The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business contained in the press release are “forward-looking” rather than “historic.” The press release also states that these and other risks relating to Redback’s business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

Item 7.   Financial statements, pro forma financial information and exhibits

(c)	Exhibits.

               99.1   Press Release dated January 17, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.
DATE: January 18, 2001	By:	/s/ Craig Gentner

Craig Gentner Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 17, 2001